February 23, 2023

Appleseed Fund (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated January 28, 2023

Effective immediately, the following changes are made to the Prospectus and Statement of Additional Information.

The Portfolio Management section on page 7 of the Prospectus is replaced with the following:

Portfolio Management

Pekin Hardy Strauss, Inc. is the Fund’s investment adviser.

Portfolio Managers	Primary Title with Adviser
Adam Strauss	Co-Chief Executive Officer
Bill Pekin	Chairman and Senior Vice President
Joshua Strauss	Co-Chief Executive Officer
Shaun Roach	Portfolio Manager
Joseph Plevelich	Portfolio Manager

The Portfolio Managers section beginning on page 16 of the Prospectus is modified by adding the following:

Joseph Plevelich is a Portfolio Manager of the Adviser. He joined the Adviser in April of 2021. He has been a Portfolio Manager of the Fund since 2023. Prior to joining the Adviser, Mr. Plevelich was a Director and Senior Research Analyst at Boenning & Scattergood from July 2020 to April 2021. Mr. Plevelich began his career in 2004 at Schneider Capital Management as a Senior Vice President conducting buy-side research in the financial services, real estate, and energy sectors. He received a B.S. in Finance and Management from the Wharton School of the University of Pennsylvania. He is currently a CFA® charter holder.

The About the Portfolio Managers section beginning on page 26 of the Statement of Additional Information is modified by adding the following:

As of December 31, 2022, Mr. Plevelich did not manage any other accounts.

As of December 31, 2022, Mr. Plevelich owned shares of the Fund in the range of $1 - $10,000.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information and retain it for future reference.